Fair Value Disclosures, Difference Between Aggregate Fair Value and Aggregate Remaining Contractual Principal (Q3) (Details) - USD ($) $ in Thousands	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Loans held for sale [Abstract]
Aggregate Fair Value	$ 47,611	$ 35,946	$ 27,866	$ 23,662
Difference	1,150	437	714	624
Contractual Principal	$ 46,461	$ 35,509	$ 27,152	$ 23,038